UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: April 28, 2005)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:      (515) 362-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 (c). Financial Statements and Exhibits
SIGNATURE
EXHIBITS
Performance Based Compensation Procedures
Forms of Long Term Incentive Plans
Section Entitled "Long-Term Incentive Plan Awards in Last Fiscal Year"
Amendment to MIP Deferral Plan
AmerUs Group Co. Management Incentive Plan
Amended and Restated 2003 AmerUs Group Co. Stock Incentive Plan

Item 1.01 Entry into a Material Definitive Agreement

At an annual meeting of the shareholders of AmerUs Group Co. (“Company”) held on April 28, 2005, the Company’s shareholders approved certain compensation arrangements and changes to benefit plans in which executive officers of the Company participate as more fully described below.

The shareholders approved performance-based compensation procedures (“Procedures”) to be followed by the Company in granting incentive compensation awards to certain senior executives under the Management Incentive Plan (“MIP”) and Long-Term Incentive Plan (“LTIP”) to ensure the deductibility of such compensation in compliance with Section 162(m) of the Internal Revenue Code (“Section 162(m)”) attached to this Current Report on Form 8-K (“Report”) as Exhibit 99.1. Awards under the MIP and LTIP were made by the Company’s Human Resources and Compensation Committee contingent on the Company’s shareholders approval of the Procedures. Forms of LTIP awards are attached to this Report as Exhibit 99.2. 2004 LTIP awards were disclosed under the caption “Long-Term Incentive Plan Awards in Last Fiscal Year” on page 20 of the Company’s proxy for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on March 22, 2005, which section is incorporated herein by reference and attached as Exhibit 99.3. 2005 LTIP awards were granted under the 2003 Stock Incentive Plan and will be earned based on performance relative to: (1) growth in book value per share compared to an internal goal over the performance period and (2) total shareholder return compared to a selected group of companies from the Standard & Poor’s Supercomposite Insurance Index. Each performance measure is given 50 percent weight. The following executive officers of the Company received performance shares: Thomas Godlasky, 13,000; Gary McPhail, 7500; Mark Heitz, 7500; and Greg Boal, 7500.

An amendment to the Company’s MIP Deferral Plan adopted to ensure compliance with Section 162(m) is attached to this Report as Exhibit 99.4. A copy of the Company’s Management Incentive Plan is attached to this Report as Exhibit 99.5.

In addition, the Company’s shareholders approved an amendment to the Company’s 2003 Stock Incentive Plan (“Incentive Plan”) increasing the number of shares of restricted stock that can be issued by the Company under the Incentive Plan from 225,000 to 450,000, but without increasing the total number of stock related awards that can be granted under the Incentive Plan. The amended and restated Incentive Plan is attached to this Report as Exhibit 99.6.

Item 9.01 (c). Financial Statements and Exhibits

99.1	Performance Based Compensation Procedures

99.2	Forms of Long Term Incentive Plan Awards

99.3	Section entitled “Long-Term Incentive Plan Awards in Last Fiscal Year” on page 20 of the Company’s proxy for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on March 22, 2005.

99.4	Amendment to MIP Deferral Plan

99.5	AmerUs Group Co. Management Incentive Plan

99.6	Amended and Restated 2003 AmerUs Group Co. Stock Incentive Plan

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda S. Urion
Melinda S. Urion
Executive Vice President, Chief Financial Officer & Treasurer

Dated: May 4, 2005

EXHIBITS

Exhibit No.	Description
99.1	Performance Based Compensation Procedures
99.2	Forms of Long Term Incentive Plan Awards
99.3	Section entitled “Long-Term Incentive Plan Awards in Last Fiscal Year” on page 20 of the Company’s proxy for its 2005 annual meeting of shareholders filed with the Securities and Exchange Commission on March 22, 2005.
99.4	Amendment to MIP Deferral Plan
99.5	AmerUs Group Co. Management Incentive Plan
99.6	Amended and Restated 2003 AmerUs Group Co. Stock Incentive Plan

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